                                                                    Exhibit 25.1
================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                                   ----------

                         Genesis HealthCare Corporation
               (Exact name of obligor as specified in its charter)

Pennsylvania                                                20-0023783
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)



                                                                      State or other         Primary Standard
    Exact name of registrant as specified in its charter;            jurisdiction of            Industrial
address, including zip code, and telephone number, including         incorporation or         Classification        I.R.S. Employer
 area code, of registrant's principal executive office (1)             organization            Code Number        Identification No.
--------------------------------------------------------------       ----------------        ----------------     ------------------
Academy Nursing Home, Inc.                                            Massachusetts                8051              04-2603176
ADS Apple Valley Limited Partnership                                  Massachusetts                8051              04-3294124
ADS Apple Valley, Inc.                                                Massachusetts                8051              04-3294122
ADS Consulting, Inc.                                                  Massachusetts                9995              04-3172426
ADS Danvers ALF, Inc.                                                    Delaware                  8050              22-3489788
ADS Dartmouth ALF, Inc.                                                  Delaware                  8050              22-3541885
ADS Group, Inc. (The)                                                 Massachusetts                9995              04-3198799
ADS Hingham ALF, Inc.                                                    Delaware                  9995              22-3489788
ADS Hingham Limited Partnership                                       Massachusetts                9995              04-3276005




                                                                      State or other         Primary Standard
    Exact name of registrant as specified in its charter;            jurisdiction of            Industrial
address, including zip code, and telephone number, including         incorporation or         Classification        I.R.S. Employer
 area code, of registrant's principal executive office (1)             organization            Code Number        Identification No.
--------------------------------------------------------------       ----------------        ----------------     ------------------
ADS Hingham Nursing Facility, Inc.                                    Massachusetts                9995              04-3276004
ADS Home Health, Inc.                                                    Delaware                  9995              22-3500316
ADS Management, Inc.                                                  Massachusetts                8742              04-2861357
ADS Palm Chelmsford, Inc.                                             Massachusetts                8051              04-3039965
ADS Recuperative Center Limited Partnership                           Massachusetts                9995              04-3236433
ADS Recuperative Center, Inc.                                         Massachusetts                9995              04-3236403
ADS Reservoir Waltham, Inc.                                           Massachusetts                9995              04-3040167
ADS Senior Housing, Inc.                                              Massachusetts                9995              04-3188936
ADS/Multicare, Inc.                                                      Delaware                  8051              22-3455453
ANR, Inc.                                                                Delaware                  9995              22-3152503
Apple Valley Partnership Holding Company, Inc. (The)                   Pennsylvania                8051              23-3044870
Applewood Health Resources, Inc.                                         Delaware                  9995              23-3152534
ASL, Inc.                                                             Massachusetts                8051              04-2846826
Assisted Living Associates of Berkshire, Inc.                          Pennsylvania                8050              22-3446593
Assisted Living Associates of Lehigh, Inc.                             Pennsylvania                8050              22-3446595
Assisted Living Associates of Sanatoga, Inc.                           Pennsylvania                8050              22-3446592
Berks Nursing Homes, Inc.                                              Pennsylvania                8051              23-2655206
Brevard Meridian Limited Partnership                                     Maryland                  9995              52-1542458
Breyut Convalescent Center, L.L.C.                                      New Jersey                 8051              22-3476777
Brightwood Property, Inc.                                             West Virginia                8051              55-0727047
Brinton Manor, Inc.                                                      Delaware                  8051              62-1333648
Burlington Woods Convalescent Center, Inc.                              New Jersey                 8051              22-2134138
Care Haven Associates Limited Partnership                             West Virginia                6500              55-0694176
Carefleet, Inc.                                                        Pennsylvania                9995              23-2824101
Catonsville Meridian Limited Partnership                                 Maryland                  8051              52-1473134
Century Care Management, Inc.                                            Delaware                  9995              52-1794182
Chateau Village Health Resources, Inc.                                   Delaware                  9995              22-3152473
Cheltenham LTC Management, Inc.                                        Pennsylvania                9995              23-2743250
CHG Investment Corp., Inc.                                               Delaware                  9995              51-0363070
CHNR-I, Inc.                                                             Delaware                  9995              22-3152500
Colonial Hall Health Resources, Inc.                                     Delaware                  9995              22-3152470
Concord Health Group, Inc.                                               Delaware                  8051              13-3695437
Concord Service Corporation                                            Pennsylvania                9995              25-2584860
Crestview Convalescent Home, Inc.                                      Pennsylvania                8051              23-1597322
Crestview North, Inc.                                                  Pennsylvania                8051              23-2077806
Crystal City Nursing Center, Inc.                                        Maryland                  8051              54-1087863
Cumberland Associates of Rhode Island, L.P.                              Delaware                  6500              23-3001045
CVNR, Inc.                                                               Delaware                  9995              22-3152499
Dawn View Manor, Inc.                                                 West Virginia                8051              55-0578063
Delm Nursing, Inc.                                                     Pennsylvania                8051              23-2436916
Diane Morgan and Associates, Inc.                                      Pennsylvania                9995              23-2324458
Dover Healthcare Associates, Inc.                                        Delaware                  8051              51-0264558
Easton Meridian Limited  Partnership                                     Maryland                  8051              52-1473708
Edella Street Associates                                               Pennsylvania             8051, 8050           23-2261435
ElderCare Resources Corp.                                                Delaware                  7380              23-3024672
Elmwood Health Resources, Inc.                                           Delaware                  9995              22-3152462
Encare of Mendham, L.L.C.                                               New Jersey                 8051              22-3027928
Encare of Pennypack, Inc.                                              Pennsylvania                8051              22-3407770
Encare of Quakertown, Inc.                                             Pennsylvania                8051              52-1669636
Encare of Wyncote, Inc.                                                Pennsylvania                8051              52-1669634
ENR, Inc.                                                                Delaware                  9995              22-3152461
Genesis ElderCare Centers - Belvedere, Inc.                              Delaware               8051, 8050           23-2977792
Genesis ElderCare Centers - Chapel Manor, Inc.                           Delaware                  8051              23-2977794
Genesis ElderCare Centers - Harston, Inc.                              Pennsylvania             8051, 8050           23-3046938
Genesis ElderCare Centers - Pennsburg, Inc.                              Delaware                  8051              23-2977796
Genesis ElderCare Centers I, L.P.                                        Delaware                  9995              23-2977799
Genesis ElderCare Centers II, L.P.                                       Delaware                  9995              23-2977800
Genesis ElderCare Centers III, L.P.                                      Delaware                  9995              23-2977801
Genesis Eldercare Corp.                                                  Delaware                  8000              23-2908343
Genesis ElderCare Diagnostic Services, Inc.                            Pennsylvania                8000              23-2687860
Genesis Eldercare Home Care Services, Inc.                             Pennsylvania                8082              23-2653827




                                                                      State or other         Primary Standard
    Exact name of registrant as specified in its charter;            jurisdiction of            Industrial
address, including zip code, and telephone number, including         incorporation or         Classification        I.R.S. Employer
 area code, of registrant's principal executive office (1)             organization            Code Number        Identification No.
--------------------------------------------------------------       ----------------        ----------------     ------------------
Genesis ElderCare Hospitality Services, Inc.                           Pennsylvania                9995              23-2719870
Genesis ElderCare Living Facilities, Inc.                              Pennsylvania                9995              23-2970543
Genesis Eldercare National Centers, Inc.                                 Florida                   8051              16-1165279
Genesis ElderCare Network Services of Massachusetts, Inc.              Pennsylvania                9995              23-2983016
Genesis Eldercare Network Services, Inc.                               Pennsylvania             8742, 8744           23-2107987
Genesis ElderCare Partnership Centers, Inc.                              Delaware                  9995              23-2977798
Genesis Eldercare Physician Services, Inc.                             Pennsylvania                8000              06-1156428
Genesis Eldercare Properties, Inc.                                     Pennsylvania                9995              23-2854177
Genesis Eldercare Rehabilitation Services, Inc.                        Pennsylvania                8000              23-2446104
Genesis Eldercare Staffing Services, Inc.                              Pennsylvania                7361              23-2739597
Genesis ElderCare Transportation Services, Inc.                        Pennsylvania                9995              23-2320742
Genesis Health Ventures of Arlington, Inc.                             Pennsylvania                9995              23-2441212
Genesis Health Ventures of Bloomfield, Inc.                            Pennsylvania                8051              52-1396502
Genesis Health Ventures of Clarks Summit, Inc.                         Pennsylvania                8051              23-2410630
Genesis Health Ventures of Indiana, Inc.                               Pennsylvania                9995              23-2739580
Genesis Health Ventures of Lanham, Inc.                                Pennsylvania                8051              23-2512238
Genesis Health Ventures of Massachusetts, Inc.                         Pennsylvania             8051, 8050           52-1396506
Genesis Health Ventures of Naugatuck, Inc.                             Connecticut                 8051              23-2410632
Genesis Health Ventures of New Garden, Inc.                            Pennsylvania                6500              23-2430609
Genesis Health Ventures of Point Pleasant, Inc.                        Pennsylvania                9995              23-2445367
Genesis Health Ventures of Salisbury, Inc.                             Pennsylvania             8051, 8050           23-2462508
Genesis Health Ventures of Wayne, Inc.                                 Pennsylvania                9995              23-2378599
Genesis Health Ventures of West Virginia, Inc.                         Pennsylvania                8051              23-2762256
Genesis Health Ventures of West Virginia, Limited  Partnership         Pennsylvania                8051              23-2861977
Genesis Health Ventures of Wilkes-Barre, Inc.                          Pennsylvania             8051, 8050           23-2410631
Genesis Health Ventures of Windsor, Inc.                               Pennsylvania                8051              52-1396499
Genesis Healthcare Centers Holdings, Inc.                                Delaware                  8051              23-2739656
Genesis HealthCare Holding Company I, Inc.                               Delaware                  8051              62-1244182
Genesis HealthCare Holding Company II, Inc.                              Delaware                  8051              20-0063083
Genesis Immediate Med Center, Inc.                                     Pennsylvania                9995              23-2480051
Genesis of Palisado Avenue, Inc.                                       Connecticut                 6500              06-1284742
Genesis Properties Limited Partnership                                 Pennsylvania                9995              23-2441213
Genesis Properties of Delaware Corporation                               Delaware                  8051              23-2585552
Genesis Properties of Delaware Ltd. Partnership, L.P.                    Delaware                  8051              23-2585566
Genesis SelectCare Corp.                                               Pennsylvania                8082              23-3013750
Genesis/VNA Partnership Holding Company, Inc.                          Pennsylvania                9995              23-3044871
Genesis-Georgetown SNF/JV, L.L.C.                                        Delaware                  6500              23-3044681
Geriatric & Medical Companies, Inc.                                      Delaware                  8051              23-1713341
Geriatric and Medical Investments Corporation                            Delaware                  9995              23-2612900
Geriatric and Medical Services, Inc.                                    New Jersey              8051, 8050           22-1948394
GeriMed Corp.                                                          Pennsylvania                9995              23-2715824
Glenmark Associates, Inc.                                             West Virginia                8051              55-0644737
Glenmark Associates - Dawnview Manor, Inc.                            West Virginia                6500              62-1371199
Glenmark Limited Liability Company I                                  West Virginia                8051              55-0745431
Glenmark Properties I, Limited Partnership                            West Virginia                6500              55-0673832
Glenmark Properties, Inc.                                             West Virginia                6500              55-0719053
GMA Partnership Holding Company, Inc.                                 West Virginia                6500              22-3407775
GMA-Brightwood, Inc.                                                  West Virginia                6500              55-0727048
GMA-Madison, Inc.                                                     West Virginia                8051              55-0726362
GMA-Uniontown, Inc.                                                    Pennsylvania                8051              52-1627770
GMC Leasing Corporation                                                  Delaware                  9995              23-2687857
GMC-LTC Management, Inc.                                               Pennsylvania                9995              23-2747793
GMS Insurance Services, Inc.                                           Pennsylvania                8051              23-2755448
Governor's House Nursing Home, Inc.                                      Delaware                  9995              62-1280886
Greenspring Meridian Limited Partnership                                 Maryland                  8051              52-1511188
Groton Associates of Connecticut, L.P.                                   Delaware                  6500              22-3418341
Hammonds Lane Meridian Limited Partnership                               Maryland                  8051              52-1473130
Health Resources of Academy Manor, Inc.                                  Delaware                  9995              04-3335616
Health Resources of Boardman, Inc.                                       Delaware                  9995              22-3401509
Health Resources of Bridgeton, L.L.C.                                   New Jersey                 9995              22-3380854
Health Resources of Brooklyn, Inc.                                       Delaware                  9995              23-3043758




                                                                      State or other         Primary Standard
    Exact name of registrant as specified in its charter;            jurisdiction of            Industrial
address, including zip code, and telephone number, including         incorporation or         Classification        I.R.S. Employer
 area code, of registrant's principal executive office (1)             organization            Code Number        Identification No.
--------------------------------------------------------------       ----------------        ----------------     ------------------
Health Resources of Cedar Grove, Inc.                                   New Jersey                 8051              13-3244416
Health Resources of Cinnaminson, Inc.                                   New Jersey                 6500              22-3085478
Health Resources of Cinnaminson, L.L.C.                                 New Jersey                 9995              22-3476766
Health Resources of Colchester, Inc.                                   Connecticut                 8051              22-2746534
Health Resources of Columbus, Inc.                                       Delaware                  9995              22-3152443
Health Resources of Cranbury, L.L.C.                                    New Jersey                 8051              22-3476765
Health Resources of Cumberland, Inc.                                     Delaware                  8051              22-3400684
Health Resources of Eatontown, L.L.C.                                   New Jersey                 8051              22-3639070
Health Resources of Emery, L.L.C.                                       New Jersey                 8051              22-3476764
Health Resources of Englewood, Inc.                                     New Jersey                 6500              22-3296095
Health Resources of Englewood, L.L.C.                                   New Jersey                 8051              22-3476763
Health Resources of Ewing, Inc.                                         New Jersey                 9995              22-2804978
Health Resources of Ewing, L.L.C.                                       New Jersey                 9995              22-3476761
Health Resources of Fairlawn, L.L.C.                                    New Jersey                 8051              22-3476756
Health Resources of Farmington, Inc.                                     Delaware                  9995              22-3380855
Health Resources of Gardner, Inc.                                        Delaware                  8051              22-3504502
Health Resources of Glastonbury, Inc.                                  Connecticut                 8051              06-1248549
Health Resources of Groton, Inc.                                         Delaware               8051, 8050           22-3400685
Health Resources of Jackson, L.L.C.                                     New Jersey                 8051              22-3476753
Health Resources of Lakeview, Inc.                                      New Jersey                 8051              22-3305705
Health Resources of Lemont,  Inc.                                        Delaware                  9995              22-3401506
Health Resources of Marcella, Inc.                                       Delaware                  8051              22-3152464
Health Resources of Middletown (RI), Inc.                                Delaware                  8051              22-3400681
Health Resources of Morristown, Inc.                                    New Jersey                 8051              13-3244433
Health Resources of North Andover, Inc.                                  Delaware                  9995              04-3335613
Health Resources of Ridgewood, L.L.C.                                   New Jersey                 9995              22-3476751
Health Resources of Rockville, Inc.                                      Delaware                  8051              22-3152531
Health Resources of South Brunswick, L.L.C.                             New Jersey                 8051              22-3638773
Health Resources of Troy Hills, Inc.                                    New Jersey                 8051              23-3043762
Health Resources of Wallingford, Inc.                                    Delaware                  8051              22-3400683
Health Resources of Warwick, Inc.                                        Delaware                  8051              22-3400680
Health Resources of West Orange, L.L.C.                                 New Jersey                 8051              22-3476750
Health Resources of Westwood, Inc.                                       Delaware                  9995              22-3497189
Healthcare Resources Corp.                                             Pennsylvania                8051              23-2230755
Helstat, Inc.                                                         West Virginia                9995              51-0300283
Hilltop Health Care Center, Inc.                                         Delaware                  8051              04-3301036
HMNH Realty, Inc.                                                        Delaware                  9995              22-3633067
HNCA, Inc.                                                             Pennsylvania                9995              23-2785958
Holly Manor Associates of New Jersey, L.P.                               Delaware                  6500              22-3222150
Horizon Associates, Inc.                                              West Virginia                8051              55-0737886
Horizon Mobile, Inc.                                                  West Virginia                8000              55-0737884
Horizon Rehabilitation, Inc.                                          West Virginia                9995              62-1363823
House of Campbell (The)                                               West Virginia                8051              55-0545704
HR of Charlestown, Inc.                                               West Virginia                8051              22-3477666
HRWV Huntington, Inc.                                                 West Virginia                8051              22-3457998
Innovative Health Care Marketing, Inc.                                 Pennsylvania                9995              23-2689243
Keystone Nursing Home, Inc.                                              Delaware                  8051              51-0297154
Knollwood Manor, Inc.                                                  Pennsylvania                8051              23-2770171
Knollwood Nursing Home, Inc.                                             Delaware                  9995              62-1280882
Lake Manor, Inc.                                                       Pennsylvania                9995              23-2860318
Lakewood Health Resources, Inc.                                          Delaware                  9995              22-3152459
Laurel Health Resources, Inc.                                            Delaware                  8051              22-3152456
Lehigh Nursing Homes, Inc.                                             Pennsylvania                8051              23-2655199
Life Support Medical Equipment, Inc.                                   Pennsylvania                9995              23-2767335
Life Support Medical, Inc.                                             Pennsylvania                8000              23-2746315
LRC Holding Company                                                      Delaware                  9995              23-3044860
LWNR, Inc.                                                               Delaware                  9995              22-3152457
Mabri Convalescent Center, Inc.                                        Connecticut                 8051              06-0878721
Manor Management Corp. of Georgian Manor, Inc.                         Pennsylvania                9995              25-1457419
Marlinton Associates, Inc.                                            West Virginia                6500              23-3044872
Marlinton Partnership Holding Company, Inc.                           West Virginia                6500              23-3044873
McKerley Health Care Center - Concord Limited Partnership             New Hampshire                9995              02-0460145
McKerley Health Care Center - Concord, Inc.                           New Hampshire                9995              02-0451877
McKerley Health Care Centers, Inc.                                    New Hampshire          8051, 8050, 6510        02-0383707
McKerley Health Facilities                                            New Hampshire                6500              02-0325154
Mercerville Associates of New Jersey, L.P.                               Delaware                  6500              22-3222151
Meridian Edgewood Limited Partnership                                    Maryland                  8051              52-1496208
Meridian Health, Inc.                                                  Pennsylvania                8051              23-2739582
Meridian Healthcare Investments, Inc.                                    Maryland               8051, 8050           52-1542857
Meridian Healthcare, Inc.                                              Pennsylvania                8051              23-2739581
Meridian Perring Limited Partnership                                     Maryland                  8051              52-1496204
Meridian Valley Limited Partnership                                      Maryland                  8051              52-1496207




                                                                      State or other         Primary Standard
    Exact name of registrant as specified in its charter;            jurisdiction of            Industrial
address, including zip code, and telephone number, including         incorporation or         Classification        I.R.S. Employer
 area code, of registrant's principal executive office (1)             organization            Code Number        Identification No.
--------------------------------------------------------------       ----------------        ----------------     ------------------
Meridian Valley View Limited Partnership                                 Maryland                  8051              52-1496201
Meridian/Constellation Limited Partnership                               Maryland                  8051              52-1496206
MHNR, Inc.                                                               Delaware                  9995              23-3043763
Middletown (RI) Associates of Rhode Island, L.P.                         Delaware                  6500              25-1835234
Milford ALF L.L.C.                                                       Delaware                  8050              23-2999538
Millville Meridian Limited Partnership                                   Maryland               8051, 8050           52-1399549
MNR, Inc.                                                                Delaware                  9995              22-3152453
Montgomery Nursing Homes, Inc.                                         Pennsylvania                8051              23-2664812
Multicare AMC, Inc.                                                      Delaware                  9995              36-4084741
Multicare Companies, Inc. (The)                                          Delaware                  8051              22-3152527
Norristown Nursing and Rehabilitation Center Associates, L.P.          Pennsylvania                8051              23-2807623
North Cape Convalescent Center Associates, L.P.                        Pennsylvania                8051              23-2791205
Nursing and Retirement Center of the Andovers, Inc.                   Massachusetts                8051              04-2901211
Oak Hill Health Care Center                                              Virginia                  9995              54-1630936
PHC Operating Corp.                                                      Delaware                  9995              34-1720422
Philadelphia Avenue Associates                                         Pennsylvania             8051, 8050           23-2322306
Philadelphia Avenue Corporation                                        Pennsylvania             8051, 8050           23-2322120
Pocahontas Continuous Care Center, Inc.                               West Virginia                8051              55-0622906
Point Pleasant Haven Limited Partnership                              West Virginia                9995              55-0658769
Pompton Associates, L.P.                                                New Jersey                 6500              22-3027748
Pompton Care, L.L.C.                                                    New Jersey                 8051              22-3476780
Prescott Nursing Home, Inc.                                           Massachusetts                8051              04-2382529
Prospect Park LTC Management, Inc.                                     Pennsylvania                9995              23-3044677
Providence Funding Corporation                                           Delaware                  9995              34-1725613
Providence Health Care, Inc.                                             Delaware                  8051              52-1630968
Raleigh Manor Limited Partnership                                     West Virginia                8051              55-0708646
Respiratory Health Services, L.L.C.                                      Maryland                  8000              52-2054967
Rest Haven Nursing Home, Inc.                                         West Virginia                8051              55-0487876
RHS Membership Interest Holding Company                                Pennsylvania                8000              23-2877674
Ridgeland Health Resources, Inc.                                         Delaware                  9995              22-3152450
River Street Associates                                                Pennsylvania                8051              23-2266676
Rivershores Health Resources, Inc.                                       Delaware                  9995              23-2266676
RLNR, Inc.                                                               Delaware                  9995              22-3152448
Roephel Convalescent Center, L.L.C.                                     New Jersey                 8051              22-3476781
Romney Health Care Center Ltd., Limited Partnership                   West Virginia                8051              55-0689584
Rose Healthcare, Inc.                                                   New Jersey                 9995              55-0487876
Rose View Manor, Inc.                                                  Pennsylvania             8051, 8050           23-2476091
RSNR, Inc.                                                               Delaware                  9995              22-3152532
RVNR, Inc.                                                               Delaware                  9995              22-3152530
Sarah Brayton Partnership Holding Company (The)                       Massachusetts                8051              22-3506196
S.T.B. Investors, LTD.                                                   New York                  8051              22-1995943
Schuylkill Nursing Homes, Inc.                                         Pennsylvania                8051              23-2523483
Seminole Meridian Limited Partnership                                    Maryland                  9995              52-1421069
Senior Living Ventures, Inc.                                           Pennsylvania                8051              23-2663125
Senior Source, Inc.                                                   Massachusetts                9995              04-3238894
Sisterville Haven Limited Partnership                                 West Virginia                8051              55-0658768
Snow Valley Health Resources, Inc.                                       Delaware                  9995              22-3152529
Solomont Family Medford Venture, Inc.                                 Massachusetts                8051              04-2931202
Somerset Ridge General Partnership                                    Massachusetts             8051, 6500           04-3334160
Somerset Ridge Limited Partnership                                    Massachusetts                8051              04-3340022
Stafford Convalescent Center, Inc.                                       Delaware                  8051              22-3152441
State Street Associates, Inc.                                          Pennsylvania                6500              23-2446105
State Street Associates, L.P.                                          Pennsylvania                6500              23-2799332
Straus Group-Hopkins House, L.P.(The)                                   New Jersey                 8051              22-3032436
Straus Group-Old Bridge, L.P. (The)                                     New Jersey                 6500              22-3046667
Straus Group-Quakertown Manor, L.P.(The)                                New Jersey                 8051              22-3032438
Straus Group-Ridgewood, L.P.(The)                                       New Jersey                 6500              22-3046668
SVNR, Inc.                                                               Delaware                  9995              22-3152528
Teays Valley Haven Limited Partnership                                West Virginia                8051              55-0708647
Therapy Care Systems, L.P.                                             Pennsylvania                9995              23-2651973
TMC Acquisition Corp.                                                   New Jersey                 9995              22-3256018




                                                                      State or other         Primary Standard
    Exact name of registrant as specified in its charter;            jurisdiction of            Industrial
address, including zip code, and telephone number, including         incorporation or         Classification        I.R.S. Employer
 area code, of registrant's principal executive office (1)             organization            Code Number        Identification No.
--------------------------------------------------------------       ----------------        ----------------     ------------------
Tri State Mobile Medical Services, Inc.                               West Virginia                8000              55-0663149
Valley Medical Services, Inc.                                          Pennsylvania                9995              23-2268995
Valley Transport Ambulance Service, Inc.                               Pennsylvania                9995              23-2149104
Versalink, Inc.                                                          Delaware                  9995              16-1482283
Villas Realty & Investments, Inc.                                      Pennsylvania                8051              23-2531570
Volusia Meridian Limited Partnership                                     Maryland                  9995              52-1493169
Wallingford Associates of Connecticut, L.P.                              Delaware                  6500              22-3418343
Walnut LTC Management, Inc.                                            Pennsylvania                9995              23-2823145
Warwick Associates of Rhode Island, L.P.                                 Delaware                  6500              25-1835232
Wayside Nursing Home, Inc.                                               Delaware                  9995              62-1280884
Weisenfluh Ambulance Service, Inc.                                     Pennsylvania                9995              23-2525652
West Phila. LTC Management, Inc.                                       Pennsylvania                9995              23-2743252
Westford Nursing and Retirement Center, Inc.                          Massachusetts                8051              04-3156601
Ye Olde Ambulance Company, Inc.                                        Pennsylvania                9995              23-2566747
York LTC Management, Inc.                                              Pennsylvania                9995              23-3044678
Willow Manor Nursing Home, Inc.                                       Massachusetts                8051              04-2459349
Wyncote Healthcare Corp.                                               Pennsylvania                8050              23-2343449

                        ---------------------------------


101 East State Street
Kennett Square, PA                                                     19348
(Address of principal executive offices)                             (Zip code)
                                  -------------

                      8% Senior Subordinated Notes due 2013
                       (Title of the indenture securities)

================================================================================

1.      General information. Furnish the following information as to the
        Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

        Superintendent of Banks of the State of   2 Rector Street,
        New York                                  New York,  N.Y.  10006, and
                                                  Albany, N.Y. 12203

        Federal Reserve Bank of New York          33 Liberty Plaza,
                                                  New York, N.Y.  10045

        Federal Deposit Insurance Corporation     Washington, D.C.  20429

        New York Clearing House Association       New York, New York   10005

        (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
               No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of March, 2004.


                                    THE BANK OF NEW YORK



                                    By:       /s/  ROBERT A. MASSIMILLO
                                        ----------------------------------------
                                        Name:      ROBERT A. MASSIMILLO
                                        Title:     VICE PRESIDENT

                                                                       EXHIBIT 7



--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts
ASSETS                                                          In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..          $3,752,987
   Interest-bearing balances...........................           7,153,561
Securities:
   Held-to-maturity securities.........................             260,388
   Available-for-sale securities.......................          21,587,862
Federal funds sold and securities purchased under
   agreements to resell................................
   Federal funds sold in domestic offices..............             165,000
   Securities purchased under agreements to
   resell..............................................           2,804,315
Loans and lease financing receivables:
   Loans and leases held for sale......................             557,358
   Loans and leases, net of unearned
     income............................................          36,255,119
   LESS: Allowance for loan and
     lease losses......................................             664,233
   Loans and leases, net of unearned
     income and allowance..............................          35,590,886
Trading Assets.........................................           4,892,480
Premises and fixed assets (including capitalized
   leases).............................................             926,789
Other real estate owned................................                 409
Investments in unconsolidated subsidiaries and
   associated companies................................             277,788
Customers' liability to this bank on acceptances
   outstanding.........................................             144,025
Intangible assets......................................
   Goodwill............................................           2,635,322
   Other intangible assets.............................             781,009
Other assets...........................................           7,727,722
                                                                -----------
Total assets...........................................         $89,257,901
                                                                ===========
LIABILITIES
Deposits:
   In domestic offices.................................         $33,763,250
   Noninterest-bearing.................................          14,511,050
   Interest-bearing....................................          19,252,200
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................          22,980,400
   Noninterest-bearing.................................             341,376
   Interest-bearing....................................          22,639,024
Federal funds purchased and securities sold under
     agreements to repurchase..........................
   Federal funds purchased in domestic
     offices...........................................             545,681
   Securities sold under agreements to
     repurchase........................................             695,658
Trading liabilities....................................           2,338,897
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                              11,078,363
Bank's liability on acceptances executed and
   outstanding.........................................             145,615
Subordinated notes and debentures......................           2,408,665
Other liabilities......................................           6,441,088
                                                                -----------
Total liabilities......................................         $80,397,617
                                                                ===========
Minority interest in consolidated
   subsidiaries........................................             640,126

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus...........................................                     0
Common stock...........................................           1,135,284
Surplus................................................           2,077,255
Retained earnings......................................           4,955,319
Accumulated other comprehensive income.........                      52,300
Other equity capital components.....................                      0
---------------------------------------------------------------------------
Total equity capital...................................           8,220,158
                                                                -----------
Total liabilities minority interest and equity capital.         $89,257,901
                                                                ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi          ----
Gerald L. Hassell            |       Directors
Alan R. Griffith         ----


--------------------------------------------------------------------------------